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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Furniture Brands International, Inc.:

  We consent to the use of our reports included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG Peat Marwick LLP

St. Louis, Missouri
June 24, 1997